SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
Landstar System, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LANDSTAR SYSTEM, INC.
13410 Sutton Park Drive South
Jacksonville, Florida 32224
March 24, 2005
To the Stockholders of Landstar System, Inc.:
      You are cordially invited to attend the Annual Meeting of Stockholders of Landstar System, Inc., on Thursday, May 12, 2005, at 10:00 a.m., local time, to be held in the first floor conference room of the principal offices of Landstar System, Inc., at 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A notice of meeting, a proxy card, the 2004 Annual Report and a Proxy Statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.
      I look forward to the Annual Meeting of Stockholders, and I hope you will attend the meeting or be represented by proxy.

/s/ HENRY H. GERKENS

Henry H. Gerkens
Chief Executive Officer

INTRODUCTION
RECORD DATE
PROXIES
PROXY SOLICITATION
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
VOTING SECURITIES
DIRECTORS OF THE COMPANY
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS
OTHER MATTERS

LANDSTAR SYSTEM, INC.
13410 Sutton Park Drive South
Jacksonville, Florida 32224
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 12, 2005
      Notice is hereby given that the 2005 Annual Meeting of Stockholders of Landstar System, Inc., a Delaware corporation (the “Company”), will be held in the first floor conference room of the principal offices of Landstar System, Inc., at the above address, on Thursday, May 12, 2005, at 10:00 a.m., local time, for the following purposes:
      (1) To elect two Class III Directors for terms to expire at the 2008 Annual Meeting of Stockholders;
      (2) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2005;
      (3) To consider approval of an amendment to Article IV of the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock of the Company; and
      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.
      Only stockholders of record at the close of business on March 18, 2005 will be entitled to notice of and to vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting at the address set forth above and during business hours from May 2, 2005 to the date of the meeting at the Company’s corporate headquarters as set forth above.
      All stockholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors
/s/ Robert C. Larose
Robert C. LaRose
Executive Vice President, Chief Financial Officer and Secretary
Jacksonville, Florida
March 24, 2005
IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
AND RETURNED PROMPTLY

LANDSTAR SYSTEM, INC.
PROXY STATEMENT
March 24, 2005
INTRODUCTION
      This Proxy Statement is furnished to the stockholders of Landstar System, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 12, 2005 at 10:00 a.m., local time (the “2005 Annual Meeting”). The 2004 Annual Report to Stockholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 2004, is enclosed herewith. The mailing address of the principal executive offices of the Company is 13410 Sutton Park Drive South, Jacksonville, Florida 32224. This Proxy Statement, accompanying form of proxy, Notice of 2005 Annual Meeting and 2004 Annual Report are being mailed to the stockholders of the Company on or about March 24, 2005.
RECORD DATE
      The Board has fixed the close of business on March 18, 2005 as the record date for the 2005 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.
PROXIES
      Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted “FOR” each of the following proposals: (i) the election of the named nominees, (ii) the ratification of KPMG LLP as the independent registered public accounting firm for the Company and (iii) the approval of the amendment to Article IV of the Company’s Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company. Each of these proposals is more fully described in this Notice of 2005 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the 2005 Annual Meeting.
      Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 2005 Annual Meeting.
      The Board has selected The Bank of New York as Inspectors of Election (the “Inspectors”) pursuant to Article I of the Company’s Bylaws, as amended and restated (the “Bylaws”). The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 2005 Annual Meeting by proxy or in person and count all votes and ballots. Each stockholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.
PROXY SOLICITATION
      The cost of the preparation of proxy materials and the solicitation of proxies will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. as the proxy solicitor for the meeting for a fee of approximately $6,500 plus reasonable expenses. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
      A description of the procedures as to how stockholders may send communications to the Board of Directors or individual Board members are included on the Company’s website at www.landstar.com under Corporate Governance.
VOTING SECURITIES
      Shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), are the only class of voting securities of the Company which are outstanding. On March 18, 2005,                     shares of Common Stock were outstanding. At the 2005 Annual Meeting, each stockholder of record at the close of business on March 18, 2005 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented to the 2005 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 2005 Annual Meeting.
PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS
      The Board is divided into three classes (Class I, Class II and Class III), with Directors in each class serving staggered three-year terms. At each Annual Meeting of Stockholders, the terms of Directors in one of these three classes expire. At that Annual Meeting of Stockholders, Directors are elected in a class to succeed the Directors whose terms expire, with the terms of that class of Directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company’s Bylaws, new Directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class of which they have been elected expires and until such Director’s successors shall have been duly elected and qualified. There are seven members of the Board of Directors: two Class III Directors to be elected at the 2005 Annual Meeting of Stockholders (whose members’ terms will expire at the 2008 Annual Meeting of Stockholders), two Class I Directors whose terms will expire at the 2006 Annual Meeting of Stockholders and three Class II Directors whose terms will expire at the 2007 Annual Meeting of Stockholders.
      It is intended that the shares represented by the accompanying form of proxy will be voted at the 2005 Annual Meeting for the election of nominees David G. Bannister and Jeffrey C. Crowe as Class III Directors, unless the proxy specifies otherwise. Each Class III Director’s term will expire at the 2008 Annual Meeting of Stockholders. Each nominee has indicated his or her willingness to serve as a member of the Board, if elected.
      If, for any reason not presently known, any of David G. Bannister or Jeffrey C. Crowe is not available for election at the time of the 2005 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election of one or more substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for such substitute nominee(s).
      Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2005 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

DIRECTORS OF THE COMPANY
      The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and the other persons whose terms as Directors will continue after the 2005 Annual Meeting.

Name	Age	Business Experience

CLASS III — Nominees to serve as Directors until the 2008 Annual Meeting
David G. Bannister	49	Mr. Bannister has been a Director of the Company since April 1991 and was a Director of Landstar System Holdings, Inc. (a wholly-owned subsidiary of the Company) (“LSHI”) from October 1988 to July 2004. Mr. Bannister is an independent investor. From 1998 to 2003, Mr. Bannister was a General Partner of Grotech Capital Group, a private equity and venture capital firm. Prior to joining Grotech Capital Group in May 1998, Mr. Bannister was a Managing Director at Deutsche Bank Alex. Brown Incorporated. Mr. Bannister also serves on the Board of Directors of Allied Holdings, Inc.
Jeffrey C. Crowe	58	Mr. Crowe has been Chairman of the Board of the Company since April 1991. Mr. Crowe was Chief Executive Officer of the Company from December 2001 to June 30, 2004 and President and Chief Executive Officer of the Company from April 1991 to December 2001. He was Chief Executive Officer of LSHI from June 1989 to June 30, 2004. He was Chairman of the Board of LSHI from March 1991 to June 30, 2004. Mr. Crowe was a member of the Board of Directors of each wholly-owned direct or indirect subsidiary of the Company (collectively the “Subsidiaries”) except Signature Insurance Company (“Signature”) until June 30, 2004 namely: Landstar Gemini, Inc. (“Landstar Gemini”) Landstar Inway, Inc. (“Landstar Inway”), Landstar Ligon, Inc., (“Landstar Ligon”), Landstar Contactor Financing, Inc. (“LCFI”), Landstar Carrier Services, Inc. (“LCS”), Risk Management Claim Services, Inc., (“RMCS”), Landstar Ranger, Inc., (“Landstar Ranger”), Signature Technology Services, Inc. (“STSI”), Landstar Corporate Services, Inc. (“LCSI”), Landstar Express America, Inc. (“Landstar Express America”) and Landstar Logistics, Inc. (“Landstar Logistics”). Mr. Crowe has served as a Director of the U.S. Chamber of Commerce since February 1998, serving as Vice Chairman from June 2002 until May 2003 and served as Chairman of the U.S. Chamber of Commerce from June 2003 to June 2004. He has served as Chairman of the National Defense Transportation Association (“NDTA”) from October 1993 to July 2003. He served as a Director of Silgan Holdings Inc. since May 1997, a Director of the National Chamber Foundation since November 1997 and a Director of SunTrust Banks, Inc. since April 2004. He became a member of the Board of Trustees of United Way North East Florida in August 2003. He served as a member of the Board of Advisors for the U.S. Merchant Marine Academy Global Maritime and Transportation School from April 2001 to April 2002 and served as a Director for the ENO Transportation Foundation, Inc. from October 2001 until January 2004.

Name	Age	Business Experience

CLASS I — Directors whose term expire at the 2006 Annual Meeting
Ronald W. Drucker	63	Mr. Drucker has been a Director of the Company since April 1994 and was a Director of LSHI from April 1994 to July 2004. Mr. Drucker is a consultant. From 1966 through 1997 Mr. Drucker served with CSX Corporation and predecessor companies in various capacities including President and CEO of CSX Rail Transport and Chairman of the Board of Encompass, a global logistics information joint venture of AMR and CSX Corporation. He is a member of the American Railway Engineering and Maintenance-of-Way Association and the American Society of Civil Engineers. He is Chairman of the Board of Trustees of The Cooper Union for the Advancement of Science and Art and serves on the Board of Directors of SunTrust Bank-North Florida, the National Defense Transportation Association and the L.D. Pankey Dental Foundation.
Henry H. Gerkens	54	Mr. Gerkens has been a Director of the Company and LSHI since May 2000. Mr. Gerkens has been President and Chief Executive Officer of the Company and LSHI since July 1, 2004. He was President and Chief Operating Officer of the Company and LSHI from December 2001 to June 30, 2004. He served as Executive Vice President and Chief Financial Officer of the Company and LSHI from November 1994 to July 2001. He served as Vice President and Chief Financial Officer of the Company from January 1993 to November 1994 and held the same positions at LSHI from August 1988 to November 1994. He is a member of the Board of Directors of each of the Subsidiaries.
CLASS II — Directors whose terms expire at the 2007 Annual Meeting
Merritt J. Mott	59	Mr. Mott has been a Director of the Company since August 1994 and was a Director of LSHI from August 1994 to July 2004. He is the Owner and Chief Executive Officer of Rockford Sanitary Systems, Inc. Mr. Mott also serves as a consultant to various private enterprises. From 1980 through 1996, he served in various capacities at Mott Bros. Company including Executive Vice President and Chief Financial Officer. Mr. Mott was a Director of Rockford Health Plans from 1994 through 1997. He serves as a Director of Blackhawk Bancorp, Inc. and has served as a trustee of the William Howard Trust since 1984.
William S. Elston	64	Mr. Elston has been a Director of the Company since February 1998 and was a Director of LSHI from February 1998 to July 2004. Mr. Elston was an Executive Recruiting Consultant from December 1999 until December 2003. He was President and Chief Executive Officer of Clean Shower, L.P. from November 1998 to December 1999. He served as Managing Director/ Executive Vice President of DHR, International, an executive recruiting firm, from February 1995 to November 1998. He was Executive Vice President of Operations, Steelcase, Inc., April 1994 to January 1995. Mr. Elston was President and Chief Executive Officer of GATX Logistics, Inc. from 1990 through March 1994.

Name	Age	Business Experience

Diana M. Murphy	48	Ms. Murphy has been a Director of the Company since February 1998, was a director of LSHI from February 1998 to July 2004 and has been a Managing Director in the private equity firm of Chartwell Capital Management Company since 1997. Ms. Murphy was an associate with Chartwell Capital and served as interim President for one of Chartwell’s portfolio companies, Strategic Media Research, Inc. in 1996. She was Senior Vice President for The Baltimore Sun, a division of The Tribune Corporation from 1992 to 1995. Ms. Murphy also serves on the Board of Directors of Raymedica, Inc., eMotion and Enterworks, Inc.
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
      The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.
Attendance at Annual Meetings
      Each member of the Board of Directors is required to attend all meetings (whether special or annual) of the stockholders of the Company. In the case where a Company Director is unable to attend a special or annual stockholders meeting, such absence shall be publicly disclosed in the subsequent Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission and an explanation for such absence shall be provided to the Company’s Nominating and Corporate Governance Committee. Any consideration of additional Company action, as appropriate, with respect to such absence shall be solely within the discretion of the Nominating and Corporate Governance Committee. All Board members attended the Annual Meeting of Stockholders held on May 13, 2004.
Attendance at Board Meetings
      During the 2004 fiscal year, the Board held four regularly scheduled meetings, two telephonic meetings and acted twice by unanimous written consent. During such fiscal year, each Director attended 75% or more of the total number of meetings during such periods of the Board and each committee of the Board on which such Director serves.
Independent Directors
      Each of David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy is an “independent director”, as defined in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market (such Directors are, collectively, the “Independent Directors”). The Independent Directors of the Board held four meetings during fiscal year 2004 without the presence of management or any non-Independent Directors.
Committees of the Board
      The Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Safety Committee and a Strategic Planning Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees and the number of meetings held during 2004 are described below. The Board does not have an Executive Committee. In addition, the Board has established a Disclosure Committee comprised of members of management, including one employee member of the Board, to establish and maintain certain disclosure controls and procedures to ensure accurate and timely disclosure in the Company’s periodic reports filed with the Securities and Exchange Commission.
      The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised of all of the Independent Directors. The Safety Committee and Strategic Planning Committee are each comprised of all members of the Board of Directors.
     Audit Committee
      The Audit Committee (i) appoints the independent registered public accounting firm for the Company and monitors the performance of such firm, (ii) reviews and approves the scope and results of the annual audits, (iii) evaluates with the independent registered public accounting firm the Company’s annual audit of the consolidated financial statements and audit of the effectiveness of internal control over financial reporting, (iv) reviews with management the annual and quarterly financial statements and the status of internal control over financial reporting, (v) reviews and maintains procedures for the anonymous submission of complaints concerning accounting and auditing irregularities, and (vi) reviews problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent registered public accounting firm or the Board. In addition, the Audit Committee preapproves all non-audit related services provided by the independent registered public accounting firm and approves the independent registered public accounting firm’s fees for services rendered to the Company. During the 2004 fiscal year, the Audit Committee held three meetings and six telephonic meetings. The Charter of the Audit Committee is available on the Company’s website at www.landstar.com under Corporate Governance.
     Compensation Committee
      The Compensation Committee functions include (i) reviewing and making determinations with respect to matters having to do with the compensation of executive officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers and Directors. During the 2004 fiscal year, the Compensation Committee held five meetings.
     Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee functions include identifying persons for future nomination for election to the Board of Directors. During the 2004 fiscal year, the Nominating and Corporate Governance Committee held four meetings and one telephonic meeting. Stockholders who wish to submit names to the Nominating and Corporate Governance Committee for consideration should do so in writing addressed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A copy of the Charter of the Nominating and Corporate Governance Committee was approved and adopted by the Board of Directors at the February 27, 2004 board meeting. The Charter more fully describes the purposes, membership, duties and responsibilities of the Nominating and Corporate Governance Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is included on the Company’s website at www.landstar.com under Corporate Governance.
      The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for the Board of Directors based on whether or not the nominee is recommended by a stockholder. The Nominating and Corporate Governance Committee evaluates prospective nominees against a number of minimum standards and qualifications, including business experience and financial literacy. The Committee also considers such other factors as it deems appropriate, including the current composition of the Board, the balance of management and Independent Directors, the need for Audit Committee or other relevant expertise and the evaluations of other prospective nominees. The Committee then determines whether to interview the prospective nominees, and, if warranted, one or more of the members of the Nominating and Corporate Governance Committee, and others as appropriate, interview such prospective nominees whether in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors then determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.
     Safety Committee
      The Safety Committee functions include the review and oversight of the Company’s safety performance, goals and strategies. During the 2004 fiscal year, the Safety Committee held two meetings and did not act by written consent.
     Strategic Planning Committee
      The Strategic Planning Committee functions include the development of strategic objectives and policies and procedures to achieve the strategic objectives of the Company including succession planning with respect to the Company’s executive officers and other members of senior management. The Strategic Planning Committee solicits the views of the Company’s senior management and determines strategic directions for implementation. During the 2004 fiscal year, the Strategic Planning Committee held two meetings and did not act by written consent.
REPORT OF THE AUDIT COMMITTEE
      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee is comprised of all of the Independent Directors. The Audit Committee operates under a written charter approved by the Board of Directors.
      Management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The independent registered public accounting firm is also responsible for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to the independent registered public accounting firm’s independence. The Audit Committee relies, without independent verification, on the information provided to it and on presentations and statements of fact made by management and the independent registered public accounting firm.
      In connection with these responsibilities, as discussed elsewhere in this Proxy, the Audit Committee held three meetings and six telephonic meetings during 2004. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The Audit Committee discussed with representatives of the independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee also met with representatives of the independent registered public accounting firm, with and without management present, during 2004 to discuss the December 25, 2004 financial statements and the Company’s internal control over financial reporting. The Audit Committee also reviewed and discussed the December 25, 2004 financial statements with management. The Audit Committee also discussed with representatives of the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and also received written disclosures from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Interim Independence Standards Rule 3600T(Independence Discussions with Audit Committees). The Audit Committee had discussions with representatives of the independent registered public accounting firm concerning the independence of the independent registered public accounting firm under the rules and regulations governing auditor independence promulgated under the Sarbanes-Oxley Act. The Audit Committee had discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the Securities and Exchange Commission. During the 2004 fourth quarter the Audit Committee appointed a Vice President of Internal Audit. The Audit Committee intends to meet with the newly appointed Vice President of Internal Audit at least quarterly.
      The Board of Directors has determined that Mr. David Bannister, an independent director as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act, meets the SEC criteria of an “audit committee financial expert” under the standards established by Item 401(h)(2) of Regulations S-K under the Securities Act. Mr. Bannister’s extensive background and experience includes serving as the Managing Director of Deutsche Bank Alex. Brown Incorporated and most recently as a General Partner of Grotech Capital Group, where Mr. Bannister participated in dealing with accounting, auditing and internal control and risk management issues. In addition, Mr. Bannister was a certified public accountant employed as an audit manager at the firm of Deloitte, Haskins and Sells.
      During 2004, the Audit Committee preapproved the continuation of all non-audit services to be rendered to the Company by the independent registered public accounting firm in 2004 (which services are disclosed elsewhere in this Proxy Statement) and concluded that these services were compatible with maintaining the independence of the registered public accounting firm. For each fiscal year commencing with fiscal 2004, the Audit Committee expects to preapprove all non-audit services rendered to the Company by the independent registered public accounting firm, including all related fee arrangements.
      Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 25, 2004, to be filed with the Securities and Exchange Commission. The Audit Committee has also selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 and has recommended to the Board that this selection be presented to the stockholders for ratification.

THE AUDIT COMMITTEE

David G. Bannister, Chairman
Ronald W. Drucker
William S. Elston
Merritt J. Mott
Diana M. Murphy

EXECUTIVE OFFICERS OF THE COMPANY
      The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers (the “Executive Officers”) of the Company. The Executive Officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of Common Stock by the Executive Officers of the Company, see “Security Ownership by Management and Others.” There are no family relationships among any of the Directors and Executive Officers of the Company or any of the Subsidiaries.

Name	Age	Business Experience

Henry H. Gerkens	54	See previous description under ‘Directors of the Company.‘
Robert C. LaRose	50	Mr. LaRose has been Executive Vice President, Chief Financial Officer and Secretary of the Company and LSHI since January 2005. Mr. LaRose was Vice President, Chief Financial Officer and Secretary of the Company and LSHI from December 2001 to January 2005. He served as Vice President of Finance, Treasurer and Assistant Secretary of the Company and LSHI from September 2001 to December 2001. He served as Vice President of Finance and Treasurer of the Company and LSHI from October 1995 to September 2001. He served as Vice President and Controller of the Company from January 1993 to October 1995 and held the same positions at LSHI from March 1989 to October 1995. Mr. LaRose was Assistant Treasurer of the Company from May 1991 to January 1993. He is also an officer of each of the Subsidiaries.
Ronald G. Stanley	54	Mr. Stanley has been an Executive Officer of the Company since January 2005. He has been President of Landstar Express America and a Vice President of LSHI since 1996. Previously he was Vice President-Marketing and Sales at Roadway Global Air.
Jim M. Handoush	43	Mr. Handoush has been an Executive Officer of the Company since January 2005. He has been President of Landstar Logistics since July 2004. From January 2003 until July 2004, he was Executive Vice President and Chief Financial Officer of Landstar Logistics. From January 1996 until July 2004 he was Vice President and Chief Financial Officer of Landstar Logistics.
Larry S. Thomas	44	Mr. Thomas has been an Executive Officer of the Company since January 2005. He has been Vice President-Chief Information Officer of LSHI since May 2001. He was Vice President Research and Development of LSHI from July 2000 until May 2001. From April 1994 until July 2000 he was Director-MIS of Landstar Ligon.
James B. Gattoni	43	Mr. Gattoni has been an Executive Officer of the Company since January 2005. He has been Vice President-Corporate Controller of LSHI since July 2000. He was Corporate Controller from November 1995 until July 2000.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
      Compensation of Directors. Directors who are not employees of the Company are paid an annual Director’s fee of $25,000, a fee of $2,000 for each Board meeting attended in person, a fee of $1,000 for each telephonic Board meeting attended, and a fee of $1,000 for each in person or telephonic meeting of a committee attended if the committee meeting is held on a day other than a day on which a Board meeting is held. In addition, each Director who is not an employee of the Company is paid a Director’s retainer fee of $25,000 upon his or her election or re-election to the Board. Directors are also reimbursed for expenses incurred in connection with attending Board meetings.
      Prior to 2003, Directors who were elected or re-elected to the Board at an annual stockholders meeting were granted options to purchase Common Stock of the Company under the 1994 Director’s Stock Option Plan. In 2003, the 1994 Director’s Stock Option Plan was replaced by the Director’s Stock Compensation Plan. Pursuant to the Company’s Director’s Stock Compensation Plan each non-employee Director receives 6,000 shares of the Company’s Common Stock, subject to certain restrictions on transfer, upon his or her election or re-election to the Board. Under the Director’s Stock Compensation Plan, Mr. Bannister, Director Nominee nominated for re-election at the Annual Meeting of Stockholders scheduled to be held on May 12, 2005, will receive 6,000 shares of the Company’s common stock if re-elected.
      Directors who are also employees of the Company do not receive any additional compensation for services as a Director or for services on committees of the Board or for meetings or attendance fees.
      Compensation of Officers. The following table summarizes the compensation paid to the President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Secretary for services rendered to the Company and the Subsidiaries during the 2004, 2003 and 2002 fiscal years. The following table also includes such information with respect to Mr. Crowe, the Company’s former Chief Executive Officer, and Messrs. Hartter and Stanley, who were the two most highly compensated non-executive officers of the Company and the subsidiaries during fiscal year 2004 (collectively, with Messrs. Gerkens and LaRose, the “Named Executives”).
SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation

					No. of
		Annual Compensation			Securities
					Underlying
		Annual		Other Annual	Options	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)	Compensation(3)	Granted	Compensation(4)

Henry H. Gerkens*	2004	$357,000	$3,000,000	$0	204,000	$17,240
Director, President &	2003	314,000	600,000	0	96,000	15,520
Chief Executive Officer	2002	300,000	690,000	16,425	360,000	30,486
Jeffrey C. Crowe**	2004	343,000	2,000,000	0	104,000	12,568
Non-Executive Chairman	2003	436,000	850,000	0	120,000	21,288
and former Chief Executive	2002	420,000	950,000	65,979	480,000	114,891
Officer
Robert C. LaRose	2004	234,000	1,930,000	0	80,000	10,591
Executive Vice President, Chief	2003	234,000	340,000	0	72,000	10,591
Financial Officer & Secretary	2002	220,000	350,000	13,649	240,000	23,006
Gary W. Hartter	2004	230,000	206,582	0	0	14,226
President of Landstar Ranger,	2003	230,000	275,000	0	24,000	14,091
Landstar Gemini, Landstar	2002	220,000	300,000	2,943	192,000	10,579
Inway & Landstar Ligon
Ronald G. Stanley	2004	190,000	366,143	0	0	9,346
President of Landstar Express	2003	190,000	0	0	24,000	9,308
America	2002	160,000	200,000	49,731	144,000	7,235

*	Mr. Gerkens became Chief Executive Officer on July 1, 2004.

**	Mr. Crowe resigned as Chief Executive Officer effective June 30, 2004.

(1)	Amounts shown include any salary deferred at the election of the Named Executive under the Landstar 401(k) Savings Plan and/or the Landstar Supplemental Executive Retirement Plan.

(2)	A portion of the bonus for fiscal 2004 includes shares of Common Stock, in lieu of cash, of 3,200 shares for Messrs. Gerkens, Crowe and LaRose and 1,300 shares for Mr. Stanley.

(3)	Amounts shown represent amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(4)	Amounts for 2004 include contributions in the amount of $8,200 for Messrs. Gerkens, Crowe, LaRose and Hartter and $7,600 for Mr. Stanley which were made by the Company under the Landstar 401(k) Savings Plan on behalf of each of the Named Executives and contributions made by the Company under the Landstar Supplemental Executive Retirement Plan on behalf of Messrs. Gerkens, Crowe, LaRose, and Hartter in the amounts of $6,080, $520, $1,160, and $1,000, respectively. Amounts for 2004 include the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Gerkens, Crowe, LaRose, Hartter and Stanley in the amounts of $2,960, $3,848, $1,231, $5,026 and $1,746, respectively.
      There were 660,000 options granted under the Company’s 2002 Employee Stock Option Plan in fiscal year 2004. The following table sets forth the number of and information about stock options granted in fiscal 2004 to each of the Named Executives of the Company.
NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED

					Potential Realizable Value
					at Assumed Annual Rates of
	No. of Securities	% of			Stock Price Appreciation for
	Underlying	Total			Option Term
	Options	Options	Exercise	Expiration
	Granted(1)	Granted	Price	Date	5%	10%

Henry H. Gerkens	104,000	15.8%	$19.0250	Jan. 02, 2014	$1,244,331	$3,153,379
Henry H. Gerkens	100,000	15.2%	$26.4688	July 01, 2014	$1,664,609	$4,218,445
Jeffrey C. Crowe	104,000	15.8%	$19.0250	Jan. 02, 2014	$1,244,331	$3,153,379
Robert C. LaRose	80,000	12.1%	$19.0250	Jan. 02, 2014	$957,178	$2,425,676
Gary W. Hartter	—	—	—	—	—	—
Ronald G. Stanley	—	—	—	—	—	—

(1)	All the options granted for Messrs. LaRose and Crowe and 104,000 options for Mr. Gerkens shall become exercisable in three equal installments on each of the first three anniversaries of the respective dates of grant, provided the employee is employed by the Company on each such anniversary date. Mr. Gerkens options granted in 2004 also include 100,000 options becoming 100% exercisable on December 31, 2008, provided he is employed by the Company on December 31, 2008.

      The following table sets forth the number and value of all options exercised during the 2004 fiscal year and the number and assumed value of securities underlying unexercised options at December 25, 2004 by the Named Executives.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
			December 25, 2004		December 25, 2004(2)
	Shares Acquired	Value
	On Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Henry H. Gerkens	317,644	$5,238,266	32,000	481,120	$725,386	$10,561,950
Jeffrey C. Crowe	659,840	$11,460,222	0	419,200	$0	$10,484,407
Robert C. LaRose	270,400	$4,913,382	24,000	256,640	$544,039	$6,247,088
Gary W. Hartter	107,200	$1,071,862	0	127,680	$0	$3,576,390
Ronald G. Stanley	83,680	$1,164,101	0	83,680	$0	$2,307,162

(1)	The value realized represents the difference between the fair market value of the shares acquired on the date of exercise and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on NASDAQ on the respective option exercise dates.

(2)	The value of in-the-money options represents the difference between the fair market value of the shares as of December 25, 2004 and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on the NASDAQ on the last business day of the Company’s fiscal year ended December 25, 2004, which was December 23, 2004.
Key Executive Employment Protection Agreements and Other Arrangements
      On January 23, 1998, the Board approved the execution of the Key Executive Employment Protection Agreements for Messrs. Gerkens, LaRose, Stanley and Hartter. On December 15, 2000, the Board approved the execution of the Key Executive Employment Protection Agreement for Mr. Gattoni. On August 1, 2002, the Board approved certain amendments to these agreements. Each agreement, as amended, provides certain severance benefits in the event of a Change of Control of the Company (as defined in the agreements). Each agreement, as amended, provides, generally, that if a covered executive’s employment is terminated by the Company without “cause” (as defined in the agreements) or by the executive for “good reason” (as so defined), in either such case, in connection with or within the two-year period following the Change of Control or if a covered executive terminates his employment for any reason six months following the Change of Control, such executive will be entitled to severance benefits consisting of a cash amount equal to three times for Mr. Gerkens, two times for Mr. LaRose, one time for Mr. Hartter and Stanley and one-half time for Mr. Gattoni of the sum of (A) the executive’s annual base salary; and (B) the amount that would have been payable to the executive as a target bonus for the year in which the Change of Control occurs. Each agreement also provides for continuation of medical benefits and for certain tax gross-ups to be made to a covered executive in the event payments to the executive are subject to the excise tax on “parachute payments” imposed under Section 4999 of the Internal Revenue Code of 1986. In addition, in July of 2002, the Compensation Committee of the Board of Directors exercised its discretionary authority under the Company’s 1993 Stock Option Plan and its 2002 Executive Incentive Compensation Plan to determine that in the event Mr. Gerkens’ employment with the Company is or is likely to be terminated for any reason in connection with a Change of Control (as such term is defined in the 1993 Stock Option Plan), (i) each vested and unexercised option granted to Mr. Gerkens prior to such Change of Control will be “cashed out” for an amount equal to the excess of the Change of Control Price (as such term is defined in the 1993 Stock Option Plan) over the exercise price of such option and (ii) Mr. Gerkens will receive, with respect to any Change of Control occurring prior to the end of any calendar year, a pro-rated bonus for such year under the 2002 Executive Incentive Compensation Plan based on the bonus he would have received under such plan had he remained an employee of the Company through the end of the year in which such Change of Control occurs.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
Overall Policy
      The Company’s executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company’s business strategy. These objectives are to be attained by tying a significant portion of each executive’s compensation to the Company’s success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company’s stock price. Additionally, the Company recognizes individual contributions as well as overall business results.
      The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee’s sole discretion, an independent review of the executive compensation program may be performed by outside consultants.
      The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this Proxy Statement, subject to review by the Board. The key elements of the Company’s executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee’s policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Gerkens, the Company’s chief executive officer, are discussed below.
Base Salaries
      Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an operating subsidiary, the financial results of such operating subsidiary are also considered. The committee approved the salaries of the executive officers for the 2005 fiscal year in an executive session of the committee during which no employee or non-Independent Director was present.
Annual Bonus
      The Company’s executive officers were eligible to receive an annual bonus under the Company’s Executive Incentive Compensation Plan (the “EICP”). Subject to certain limits, the EICP provided for bonus payments to be made to eligible Executive Officers upon achievement of a consolidated earnings per share target and to eligible subsidiary presidents upon the achievement of an operating income target. These performance criteria were established at the beginning of 2004 by the Compensation Committee.
      In January 2005, the Executive Officers and subsidiary presidents received bonuses pursuant to the EICP. The Compensation Committee, in awarding these bonus amounts, considered the overall Company’s performance and the criteria established at the beginning of the year. The committee approved the payment of these bonuses in an executive session of the committee during which no employee or non-Independent Director was present.
Stock Options
      Under the Company’s 1993 Stock Option Plan (expired in 2003 as it relates to future grants) and the Company’s 2002 Stock Option Plan, stock options are granted to the Company’s executive officers and certain other key employees. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer’s, or other key employee’s, job responsibilities and individual performance evaluation. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and generally vest over three or five years. This approach is designed to encourage the creation of long-term stockholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.
      The Compensation Committee believes that significant equity interests held by management helps to align the interests of stockholders and management and maximizes stockholder returns over the long term.
Compensation for the Chief Executive Officer
      Effective with his promotion to the position of President and Chief Executive Officer on July 1, 2004, Mr. Gerkens’ base salary was increased to $400,000. For fiscal year 2004, Mr. Gerkens’ base salary was $357,000 and he was awarded bonuses totaling $3,000,000. In addition, as of March 1, 2005, Mr. Gerkens held 117,092 shares of the Company’s Common Stock and held options to purchase an additional 696,056 shares.
      Pursuant to the EICP described above under “Annual Bonus”, Mr. Gerkens received a bonus of $2,000,000, which included 3,200 shares of the Company’s Common Stock in lieu of cash. In light of the outstanding performance Landstar achieved in 2004 and the substantial value creation for our stockholders while Landstar effected the transition of responsibilities of the Chief Executive Officer from Mr. Crowe to Mr. Gerkens, the Compensation Committee unanimously determined on January 26, 2005 that Mr. Gerkens should receive an additional, one-time cash bonus of $1,000,000 in recognition of these achievements over and above any amounts that would otherwise be due and payable under Landstar’s generally applicable compensation practices. During 2004, Mr. Gerkens’ compensation including his annual salary plus bonus, exceeded the amount allowable for deduction under Section 162(m) of the internal revenue code of 1986, as amended, by $357,000.
      In determining the stock option grant for Mr. Gerkens, the Compensation Committee evaluated his total direct compensation compared to CEO’s of comparable companies and determined that an award of non-qualified stock options to purchase 100,000 shares of the Company’s common stock was appropriate to continue to accomplish the objectives set forth above under “Stock Options.” In January 2004, prior to his appointment as President and Chief Executive Officer, Mr. Gerkens was awarded 104,000 stock options for his role as President and Chief Operating Officer. Mr. Gerkens was also awarded 200,000 stock options on January 3, 2005.
Policy as to Section 162(m) of the Code
      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company’s 2002 Employee Stock Option Plan currently meet these requirements. At the 2002 Annual Meeting, the Company received stockholder approval for the EICP so that any annual awards payable thereunder (subject to certain limits) would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m), but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Conclusion
      Through the programs described above, a very significant portion of the Company’s executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company’s results did achieve the target criteria established in the EICP. As such, bonuses were paid under the EICP. The Committee will continue to review all executive compensation and benefit matters presented to it and will act based upon the best information available to it and in the best interests of the Company, its stockholders and employees.

COMPENSATION COMMITTEE OF THE BOARD

Ronald W. Drucker, Chairman
David G. Bannister
William S. Elston
Merritt J. Mott
Diana M. Murphy

PERFORMANCE COMPARISON
      The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company’s Common Stock, the Standard & Poor’s 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing December 31, 1999 through December 29, 2004.
Financial Model
Shareholder Returns

SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS
      The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock as of March 1, 2005 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director, Executive Officers and Named Executives of the Company, and (iii) all Directors, Executive Officers and Named Executives as a group.

		Amount and
		Nature of	Ownership
		Beneficial	Percent of
Name of Beneficial Owner	Position(s)	Ownership	Class(1)

(i)
FMR Corp.(2)(3)		9,057,508	15.1%

T. Rowe Price Associates, Inc.(2)(4)		4,920,200	8.2%

(ii)
David G. Bannister(5)	Director and Nominee for Director	55,680	*

Ronald W. Drucker(6)	Director	150,000	*

Merritt J. Mott(7)	Director	92,400	*

William S. Elston(8)	Director	116,000	*

Diana M. Murphy(9)	Director	176,000	*

Jeffrey C. Crowe(10)	Director and Nominee for Director, Chairman of the Board	464,324	*

Henry H. Gerkens(11)	Director, President and Chief Executive Officer	355,176	*

Robert C. LaRose(12)	Executive Vice President, Chief Financial Officer and Secretary	307,268	*

Ronald G. Stanley(13)	President, Landstar Express America	62,580	*

Jim M. Handoush	President, Landstar Logistics	18,858	*

Larry S. Thomas	Vice President, Chief Information Officer	25,268	*

James B. Gattoni	Vice President, Corporate Controller	19,516	*

(iii)
All Directors, Executive Officers and Named Executives as a group (13 persons)(14)(15)		1,843,070	3.0%

   *  Less than 1%

(1)	The percentages are based upon 59,983,218 shares, which equal the outstanding shares of the Company as of March 1, 2005. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 1, 2005, the number of shares of Common Stock on which such percentage is based also includes the number of shares underlying such options.

(2)	In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G (and amendments thereto) filed by this entity.

(3)	According to an amendment to its Schedule 13G filed jointly by FMR Corp. with Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company on February 14, 2005, FMR Corp. is the beneficial owner of 9,057,508 shares of Common Stock. Certain of these shares are beneficially owned by FMR Corp. subsidiaries and related entities. The Schedule 13G discloses that FMR Corp. has sole voting power as to 2,093,368 shares of Common Stock, shares power to vote no shares of Common Stock and has sole power to dispose of 9,057,508 shares of Common Stock. The 13G also discloses that Mr. Johnson (Chairman of FMR Corp.) and Ms. Johnson (a Director of FMR Corp.) do not have sole or shared voting power with respect to any shares of Common Stock, but both Mr. and Ms. Johnson have sole power to dispose of 9,057,508 shares of Common Stock. The Schedule 13G states that Mr. and Ms. Johnson and various family members, through their ownership of FMR Corp. voting stock and the execution of a shareholders’ voting agreement, may be deemed to form a controlling group with respect to FMR Corp. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 6,964,540 shares, or 11.6% of the Common Stock outstanding, as a result of acting as investment adviser to various investment companies (the “Funds”) registered under Section 8 of the Investment Company Act of 1940. Such shares are voted by Fidelity in accordance with written guidelines established by the Funds’ boards of trustees. Mr. Johnson, FMR Corp. and the Funds each has sole power to dispose of the 6,964,540 shares owned by the Funds. Fidelity International Limited (“FIL”), Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to non-U.S. investment companies (the “International Funds”) and certain institutional investors. FIL is the beneficial owner of 517,440 shares of the Common Stock outstanding. As a result of shares owned by a partnership controlled by Mr. Johnson (Chairman of FIL) and members of his family, FMR Corp. and FIL may be deemed to have formed a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the “34 Act”) and may be required to attribute to each other the beneficial ownership of securities beneficially owned by the other corporation within the meaning of Rule 13d-3 promulgated under the 34 Act. As such, FMR Corp.’s beneficial ownership may include shares beneficially owned by FIL. FMR Corp. and FIL each expressly disclaim beneficial ownership of Common Stock beneficially owned by the other. With the exception of FIL, the business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)	According to an amendment to its Schedule 13G filed on February 14, 2005, T. Rowe Price Associates, Inc. (“Price Associates”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 4,920,200 shares of Common Stock. Price Associates, however, expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates has sole voting power with respect to 1,792,800 of such shares, no shared voting power with respect to such shares, and the sole dispositive power with respect to all 4,920,200 shares. The business address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)	Includes 48,000 shares that may be acquired upon the exercise of options.

(6)	Includes 46,000 shares held in trust for which Mr. Drucker has sole voting and investment power, 32,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank North Florida and 72,000 shares that may be acquired upon the exercise of options.

(7)	Includes 72,000 shares that may be acquired upon the exercise of options.

(8)	Includes 80,000 shares that may be acquired upon the exercise of options.

(9)	Includes 168,000 shares that may be acquired upon the exercise of options.

(10)	Includes 285,388 shares that may be acquired upon the exercise of options.

(11)	Includes 238,084 shares that may be acquired upon the exercise of options.

(12)	Includes 161,296 shares that may be acquired upon the exercise of options.

(13)	Includes 47,084 shares that may be acquired upon the exercise of options.

(14)	Represents amount of shares deemed to be beneficially owned either directly or indirectly by all Directors, Executive Officers and Named Executives as a group.

(15)	Includes 1,171,852 shares that may be acquired upon the exercise of options.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
      Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended December 25, 2004, all reports required by Section 16(a) which are applicable to its executive officers, Directors and greater than ten percent beneficial owners were filed on a timely basis, except with respect to the following; on January 2, 2004, Messrs. Gerkens, LaRose and Crowe were granted options to purchase 104,000, 80,000 and 104,000 shares, respectively, of the Company’s common stock at a price of $19.025 per share. The Form 4 reporting each of these grants was filed on January 21, 2004.

PROPOSAL NUMBER TWO — RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The firm of KPMG LLP served as the independent registered public accounting firm for the Company for the fiscal year ended December 25, 2004. In addition to retaining KPMG LLP to audit the consolidated financial statements and the internal controls over financial reporting of the Company and its subsidiaries, KPMG LLP rendered certain tax and employee benefit audit services to the Company in fiscal year 2004 and expects to continue to do so in 2005. The aggregate fees billed for professional services by KPMG LLP in fiscal years 2004 and 2003 for services consisted of the following:
      AUDIT FEES: Fees for the audits of the financial statements and internal control over financial reporting and quarterly reviews were $896,000 for fiscal 2004 and $508,000 for fiscal 2003.
      AUDIT RELATED FEES: Fees for the audit of employee benefit plans and assistance documenting compliance with Section 404 of the Sarbanes-Oxley Act of 2002 were $46,046 for fiscal 2004 and $32,000 for fiscal 2003.
      TAX FEES: Fees for assistance with tax compliance and tax audits were $109,016 for fiscal 2004 and $70,250 for fiscal 2003.
      The Audit Committee has appointed that firm to continue in that capacity for fiscal year 2005, and has recommended to the Board that a resolution be presented to stockholders at the 2005 Annual Meeting to ratify that appointment. A representative of KPMG LLP will be present at the 2005 Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders as appropriate.
      Assuming the presence of a quorum, to be approved, this proposal must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2005 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
PROPOSAL NUMBER THREE — PROPOSAL TO AMEND COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK
      The Board of Directors recommends that Article IV, Section I of the Certificate of Incorporation be amended so as to increase the authorized number of shares of Common Stock, par value $.01 per share, from

80,000,000 to 160,000,000. The proposal to increase such authorized number of shares of Common Stock is being submitted to the Company’s stockholders.
      The main text of the proposed amendment would read as follows:
      “The total number of shares of capital stock which the Corporation shall have the authority to issue is one hundred sixty-two million (162,000,000), consisting of (a) one hundred sixty million (160,000,000) shares of Common Stock, par value $.01 per share, and (b) two million (2,000,000) shares of Preferred Stock, par value $1.00 per share.”
      The Company presently has authority to issue a total number of 82,000,000 shares, consisting of (a) 80,000,000 shares of Common Stock and (b) 2,000,000 shares of Preferred Stock.
      As of the close of business on December 25, 2004, of the 80,000,000 shares of Common Stock presently authorized by the Certificate of Incorporation, 60,663,260 shares were issued and outstanding, 8,471,124 shares were reserved for issuance under the Company’s stock option plans and Director’s Stock Compensation Plan and 2,490,930 shares were held by the Company as treasury shares. Thus, assuming the Company were to use the treasury shares in connection with option exercises under the Company’s stock option plans and awards granted under the Director’s Stock Compensation Plan, the Company would have only 13,356,546 shares of Common Stock as of December 25, 2004 which were both unissued and not reserved for other purposes. The small number of unissued and unreserved shares of Common Stock reflects in part the impact of the Company’s three recent two-for-one stock splits, each effected in the form of a 100% stock dividend, distributed on August 12, 2002, November 13, 2003 and January 7, 2005. Adoption of this proposal would increase the number of authorized and unissued shares of Common Stock by 80,000,000 shares.
      The Board of Directors believes that the Company does not have a sufficient number of authorized and unissued shares of Common Stock to give it the ability to react quickly and in the best interests of its stockholders to the various corporate opportunities and other circumstances which might merit the issuance of additional shares of Common Stock in the future. For instance, the additional shares of Common Stock under this proposal would provide the Company with the ability, if it wished to do so, to effect a stock split or a stock dividend, such as the three two-for-one stock splits referred to above. The additional shares would also facilitate the Company’s ability to, among other things, structure and consummate financing transactions, mergers and acquisitions, employee stock plans and other corporate transactions in a timely fashion and without the expense and delay associated with calling a special stockholders’ meeting to increase the authorized capital of the Company. In this regard, the Company notes that no further action or authorization by the Company’s stockholders would be necessary prior to issuance of the additional shares of Common Stock contemplated by this proposal number three except as may be required by applicable law and the rules of the NASDAQ or any stock exchange on which the Company’s securities may be listed in the future.
      The Company has no current plans for the issuance of any shares of Common Stock, except with respect to issuances under the Company’s stock option plans and Directors’ Stock Compensation Plan. However, since the Company has a sufficient number of existing authorized and unissued shares of Common Stock and treasury shares for purposes of the Company’s stock option plans and Directors’ Stock Compensation Plan, approval of proposal number three is not necessary to effect this use.
      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock would remain unchanged under this proposal.
      The Company is not proposing to increase its authorized shares of Common Stock in order to impede a change of control of the Company and the Company is not aware of any current efforts to acquire control of the Company. However, under certain circumstances, the additional shares of Common Stock could be issued by the Company to defend against, or otherwise respond to, a hostile takeover bid. For instance, the Company could issue shares of Common Stock to dilute the stock ownership of a person or entity seeking to obtain control of the Company under a “poison pill” or other similar arrangement. The Company could also respond to an unsolicited takeover bid by issuing, in a private placement or otherwise, a significant portion of its securities with purchasers who might align with the Board of Directors in response to a specific change of control transaction affecting the Company. Moreover, the issuance of shares of Common Stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change could be considered favorable to stockholders generally. The Company also notes that certain provisions of its Certificate of Incorporation and Bylaws, including (i) its ability to issue “blank check” preferred stock, (ii) its classified board of directors and (iii) provisions in its Bylaws limiting the ability of its stockholders to call special meetings and to propose business for consideration at annual meetings, could also under certain circumstances have the effect of discouraging attempts, or making it more difficult, to gain control of the Company.
      Nevertheless, while the issuance of shares of Common Stock may have anti-takeover ramifications, the Board believes that the financial flexibility offered by this proposed amendment to the Certificate of Incorporation outweighs any such disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.
      The issuance of the additional shares of Common Stock contemplated by this proposal number three also could have the effect in certain circumstances of, among other things, diluting earnings per share, book value per share or voting power of the currently outstanding shares of Common Stock.
      The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required for approval of this proposal. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against the proposed amendment to the Company’s Certificate of Incorporation. If the amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
STOCKHOLDER PROPOSALS
      In accordance with regulations issued by the SEC, stockholder proposals intended for presentation at the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than November 25, 2005, if such proposals are to be considered for inclusion in the Company’s Proxy Statement. In accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2006 Annual Meeting of Stockholders that are not intended to be considered for inclusion in the Company’s Proxy Statement must be received by the Secretary of the Company not later than 35 days prior to the 2006 Annual Meeting of Stockholders. For any proposal that is not submitted for inclusion in the next year’s Proxy Statement, but is instead sought to be presented directly at the 2006 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 8, 2006 and advises stockholders in the 2006 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 8, 2006.
      In addition, in accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2005 Annual Meeting of Stockholders that are not intended for inclusion in the Company’s Proxy Statement must be received by the Company not later than April 7, 2005. For any proposal that is not submitted for inclusion in this year’s Proxy Statement, but is instead sought to be presented directly at the 2005 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 8, 2005, and advises stockholders in this year’s Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 8, 2005.
      All proposals should be mailed via certified mail and addressed to Robert C. LaRose, Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
      The Company and its intermediaries shall provide one copy of a proxy statement or annual report to two or more security holders who share an address in accordance with Rule 14a-3(e)(1) of the Securities Exchange Act of 1934, as amended, where consent of such security holders has been properly obtained and where neither the Company nor the intermediary has received contrary instructions from one or more of such security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of a proxy statement or annual report, as applicable, to any security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of a proxy statement or annual report by contacting the Company at the following phone number and/or mailing address:

Landstar System, Inc.
Investor Relations
13410 Sutton Park Drive South
Jacksonville, FL 32224
Phone: 904-398-9400
      Security holders sharing an address can also request delivery of a single copy of a proxy statement or an annual report if they are receiving multiple copies of proxy statements or annual reports by contacting the Company at the preceding phone number and/or mailing address.
OTHER MATTERS
      Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.
PLEASE COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY

By Order of the Board of Directors
/s/ Robert C. Larose
Robert C. LaRose
Executive Vice President, Chief Financial Officer & Secretary
13410 Sutton Park Drive South
Jacksonville, FL 32224
      THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 25, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: ROBERT C. LAROSE, SECRETARY, 13410 SUTTON PARK DRIVE SOUTH, JACKSONVILLE, FLORIDA 32224.

LANDSTAR SYSTEM, INC.
13410 SUTTON PARK DRIVE SOUTH
JACKSONVILLE, FL 32224

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Henry H. Gerkens and Robert C. LaRose, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Landstar System, Inc. held of record by the undersigned on March 18, 2005, at the Annual Meeting of Shareholders to be held on May 12, 2005 or any adjournment thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc. (the “Company”), is related to or conditioned on the approval of other matters.

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

FOLD AND DETACH HERE

To change your address mark this box ☐

To include comments, please mark this box ☐

Comments or change of address

______________________________	Landstar System, Inc.
______________________________	P.O. Box 11113
______________________________	New York, NY
______________________________	10203-0113
______________________________
______________________________
______________________________

This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL Proposals.

**PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE**

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

1.     ELECTION OF DIRECTORS

FOR all nominees listed to the right (except as marked to the contrary)	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below)

WITHHOLD AUTHORITY to vote for all nominees listed to the right	☐	DAVID G. BANNISTER JEFFREY C. CROWE

2.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.

FOR ☐                     AGAINST ☐                     ABSTAIN ☐

3.	TO CONSIDER APPROVAL OF AN AMENDMENT TO ARTICLE IV OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

FOR ☐                     AGAINST ☐                     ABSTAIN ☐

4.	IN THEIR DISCRETION, EACH OF THE PROXIES IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signed as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:

Share Owner Sign Here

Co-Owner Sign Here